WADE FUND INC.


                                Audited Financial Statements

                                     Wade Fund, Inc.

                                    Memphis, Tennessee

                                    December 31, 1998

                                 WADE FUND, INC.
                                   Suite 2224
                               5100 Poplar Avenue
                            Memphis, Tennessee  38137

                                February 8, 1999


TO THE STOCKHOLDERS:

Submitted, herewith, is the statement covering operations of Wade
Fund, Inc., from January 1, 1998 through December 31, 1998.

Net ordinary income for the year amounted to $456.92. Net profit from the sale of securities was $30,156.13.

The dividend from net ordinary income was $.03 per share. The dividend from net profit from the sale of securities was $1.67 per share.

The net asset value per share as of December 31, 1998 was $39.11. This compares with $38.88 as of December 31, 1997.


Sincerely yours,

WADE FUND, INC.

s/  Maury Wade, Jr.

Maury Wade, Jr.
President

                        Wade Fund, Inc.

                             Index

                       December 31, 1998


Independent Auditor's Report.........................................Page 3

Financial Highlghts.......................................................4

Statement of Assets and Liabilities.......................................5

Statement of Sources of Net Assets........................................5

Statement of Operations...................................................6

Statement of Realized Gain on Investments.................................6

Statement of Unrealized Appreciation on Investments.......................6

Statement of Changes in Net Assets........................................7

Schedule of Investments...................................................8

Notes to Financial Statements.............................................9

 RHEA & IVY, P.L.C.
          Certified Public Accountants & Business Advisors
       Suite 250  6000 Poplar Avenue   Memphis, TN 38119-3971
       TEL  901-761-3000   FAX 901-761-9667   WWW.RHEAIVY.COM


To the Shareholders and Board of Directors
Wade Fund, Inc.
Memphis, Tennessee


                    Independent Auditor's Report


We have audited the statements of assets and liabilities and sources of net assets of Wade Fund, Inc., including the schedule of investments as of December 31, 1998, and the related statements of operations, realized gain on investments, unrealized appreciation on investments and changes in net assets for the year then ended, and supplementary information (Page 4 and Note 5) for the five years then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. Securities owned as investments at December 31, 1998, were held by the Trust Department of the First Tennessee Bank under a custodial agreement, and were verified by direct confirmation.

In our opinion, the financial statements and schedule referred to above present fairly, in all material respects, the financial position of Wade Fund, Inc., as of December 31, 1998, and the results of its operations and the changes in its net assets for the year then ended, in conformity with generally accepted accounting principles. Also, in our opinion, the supplementary information (Page 4 and Note 5) for the five years ended December 31, 1998, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                    /s/ Rhea & Ivy, P.L.C.

Memphis, Tennessee
January 7, 1999

                                         Wade Fund, Inc.

                                       Financial Highlights

                 For the Years Ended December 31, 1998, 1997, 1996, 1995 and 1994
                                           December 31,     December 31,   December 31,   December 31,   December 31,
                                               1994           1995           1996            1997           1998
                                           ------------   ------------   ------------   -------------   ------------
Per Share Income and Capital
   Changes (for a share outstanding
   throughout the year ending:)

     Net asset value, beginning of year        $30.73          $29.64         $33.60         $34.81         $38.88

     Income from Investment Operations
          Net investment income                  0.08            0.12           0.09           0.05           0.03
          Net realized and unrealized gains
            (losses on securities)              (0.50)           6.07           4.26           6.98           1.90
                                           ------------   ------------   ------------   -------------   ------------
                                                (0.42)           6.19           4.35           7.03           1.93
                                           ------------   ------------   ------------   -------------   ------------

     Less Distributions
          Dividends from net income              0.06            0.15           0.10           0.05           0.03
          Distributions from realized gains
            on securities                        0.61            2.08           3.04           2.91           1.67
                                           ------------   ------------   ------------   -------------   ------------
                                                 0.67            2.23           3.14           2.96           1.70
                                           ------------   ------------   ------------   -------------   ------------

     Net asset value, end of year              $29.64          $33.60         $34.81         $38.88         $39.11
                                           ============   ============   ============   =============   ============

     Total return                               -1.31%          20.83%         12.96%         20.25%          5.16%

Supplemental Data

     Net assets, end of year                  $506,200       $584,347       $628,809       $705,332       $729,828

     Ratio of expenses to average
        net assets                               2.82%           2.76%          2.86%          2.72%          2.71%

     Ratio of net investment income
        to average net assets                    0.20%           0.39%          0.30%          0.12%          0.06%

     Portfolio turnover rate                     0.00%           0.00%          0.00%          4.43%          0.00%

     Number of shares outstanding,
       end of period                           17,080           17,391         18,066        18,142          18,659

Note:     Complete financial statements will be found elsewhere in this report. The above information is a condensation of certain pertinent information. See the report of the independent public accountant and the accompanying notes to the financial statements.

See notes to financial statements.


                             Wade Fund, Inc.

                   Statement of Assets and Liabilities

                            December 31, 1998

Assets
Investments at closing market quotations:
     Common stock (cost $135,840.93)                          $ 520,137.50
     Money market mutual fund (cost $202,170.95)                202,170.95
Cash on demand deposit                                            5,206.82
Dividends receivable                                              1,025.50
Interest receivable                                                 832.90
Subscription receivable                                           5,824.58
Prepaid bond premium                                                370.11
                                                              ------------
          Total assets                                          735,568.36
                                                              ------------


Liabilities

Accrued expenses                                                  4,915.25
State franchise taxes payable                                       825.08
                                                              ------------
          Total liabilities                                       5,740.33
                                                              ------------


Net assets applicable to 18,659 shares of
  outstanding capital stock                                   $ 729,828.03
                                                              ============

Net asset value per share of outstanding
  capital stock                                               $      39.11
                                                              ============

Offering and redemption price per share                       $      39.11
                                                              ============


Statement of Sources of Net Assets
December 31, 1998

Capital
     Excess of amounts received from sale of capital
       shares over amounts paid out in
       redeeming shares:
     Authorized 100,000 shares, no par value,
          outstanding 18,659 shares                           $ 333,811.55
Accumulated net realized gain on investment
     (computed on identified cost basis)  $ 1,563,900.44
Accumulated distributions on net realized
     gain                                   1,557,931.77          5,968.67
                                            ------------
Unrealized appreciation on investments                          384,296.57
                                                              ------------
          Total capital                                         724,076.79

Undistributed net income                                          5,751.24
                                                              ------------
Net assets applicable to 18,659 shares of
     outstanding capital stock                                $ 729,828.03
                                                              ============

See notes to financial statements.

                             Wade Fund, Inc.

                         Statement of Operations

                  For the Year Ended December 31, 1998


Income
     Dividends                                     $ 10,153.50
     Interest                                         9,401.42
                                                  ------------
                                                     19,554.92
                                                  ------------
Expenses
     Advisory fee                                     5,300.13
     Legal fee                                        4,800.00
     Accounting fee                                   3,819.87
     Custodial fee                                    1,980.00
     Other expenses                                   2,358.00
     Taxes, including federal, state
      and local                                         840.00
                                                  ------------
                                                     19,098.00
                                                  ------------

     Net investment income                        $     456.92
                                                  ============

     Ratio of total expenses to total
      investment income                                 97.66%
                                                  ============



                Statement of Realized Gain on Investments

                  For The Year Ended December 31, 1998

Realized gain from security transactions
      Proceeds from sale                         $ 35,305.18
      Cost of securities sold
         (identified cost basis)                    5,149.68
        Net gain on investments                  -----------
         (Gain on average cost basis $50,291.94) $ 30,156.13
                                                 ===========

           Statement of Unrealized Appreciation on Investments

                  For the Year Ended December 31, 1998


Balance at January 1, 1998                      $ 379,406.89
Balance at December 31, 1998                      384,296.57
                                                ------------

     Increase in unrealized appreciation        $   4,889.68
                                                ============











See notes to financial statements.

                             Wade Fund, Inc.

                   Statement of Changes in Net Assets

                  For the Year Ended December 31, 1998

Net Assets
     Net assets at January 1, 1998, including                      $705,332.01
     $5,832.40 in undistributed net income

Income (Expenses)
     Net income per statement of income
            and expenses                                   $456.92
     Net equalization credits (debits) included
            in price of shares sold and repurchased           1.65
     Distributions to shareholders of $.03                (539.73)
                                                       -----------
           Decrease in balance of undistributed
                 net income                                             (81.16)

Realized Gain or Loss on Investments
     Net gain from sale of investments                  30,156.13
     Distribution to shareholders of $1.67 a share     (30,044.97)
                                                        ----------
                Decrease in undistributed net
                        realized gain                                   111.16


Increase in unrealized appreciation of investments                    4,889.68

Capital Stock Issued and Repurchased
     (exclusive of equalization debits and credits)
          Amounts received from subscriptions
                 to 673 shares of capital stock          25,424.78
      Less amounts paid for capital stock repurchased    (5,848.44)
                                                         ----------
                   Increase in capital stock                         19,576.34
                                                                    ----------
Net assets at December 31, 1998, including
      $5,751.24 in undistributed net income                        $729,828.03
                                                                    ==========

See notes to financial statements.

                             Wade Fund, Inc.

                         Schedule of Investments

                            December 31, 1998



                                     Number of                        Market
                                      Shares            Cost          Value
                                     ---------     ------------    -----------

Common stocks - 71.27%
   Aluminum - 7.15%
     Aluminum Co. of America
       Alcoa, Inc.                     700         $   6,456.75    $ 52,193.75
                                                   ------------    -----------
   Automobile - 3.61%
     Autozone (B)                      800         $  23,132.00    $ 26,350.00
                                                   ------------    -----------
   Bank and Finance - 18.67%
     J. P. Morgan and Co. Inc.         500             1,833.19      52,531.25
     First Tennessee National
       Corporation                   2,200            20,881.67      83,737.50
                                                   ------------    -----------
                                                      22,714.86     136,268.75
                                                   ------------    -----------
   Electronics - 9.39%
     Texas Instruments, Inc.           800             1,072.95      68,500.00
                                                   ------------    -----------
   Insurance - 5.29%
     Safeco Corporation                900             1,080.71      38,643.75
                                                   ------------    -----------
   Metals - 3.49%
     Phelps Dodge Corp.                500            23,634.00      25,437.50
                                                   ------------    -----------
   Paper Products - 6.14%
     International Paper, Inc.       1,000            24,828.25      44,812.50
                                                   ------------    -----------
   Petroleum Services - 3.81%
     Schlumberger, Ltd.                600            11,084.10      27,825.00
                                                   ------------    -----------
   Pharmaceutical - 9.17%
     Bristol Myers Squibb              500            14,928.13      66,906.25
                                                   ------------    -----------
   Railroads - 4.55%
     CSX Corporation                   800             6,909.18      33,200.00
                                                   ------------    -----------
       Total common stocks - 71.27%                  135,840.93     520,137.50
                                                   ------------    -----------

Money Market Mutual Funds - 27.70%
   First Funds U.S.
     Government Portfolio        202,170.95          202,170.95     202,170.95
                                                   ------------    -----------
       Total money market funds                      202,170.95     202,170.95
                                                   ------------    -----------

       Total investments                  (A)      $ 338,011.88     722,308.45
                                                   ============

   Other assets less liabilities - 1.03%                              7,519.58
                                                                   -----------

       Net assets - 100%                                          $ 729,828.03
                                                                  ============

(A) Represents the aggregate cost of investments for federal income tax purposes

(B)  Non-income producing


See notes to financial statements.

                             WADE FUND, INC.

                      Notes to Financial Statements

                            December 31, 1998

1.  Significant Accounting Policies

Income Taxes

Since it is the policy of the Fund to qualify each year as a regulated investment company under Section 851 of the Internal Revenue Code and to distribute all, or substantially all, of its taxable income, including realized net gain on investments, it is not expected that federal income tax will ordinarily constitute a major item of expense. Therefore, no provision is made for such tax on unrealized appreciation on investments. However, on the accrual basis of accounting, provision for federal income tax and state franchise and excise tax on net income and on net realized gain on investments is made when applicable.

Equalization

The Company follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of capital shares equivalent, on a per share basis, to the amount of distributable net investment income on the date of the transaction is credited or charged to undistributed net income. As a result, undistributed investment income per share is unaffected by sales or redemptions of fund shares.

Investments

Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. During the year ended December 31, 1998, proceeds of securities sold were $35,305.81.

Estimates

The preparation of financial statements in confmity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Capital Stock

The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management company with 100,000 shares of no par value common capital stock authorized.

3. Dividends and Distributions

On December 10, 1998, the Board of Directors declared a dividend distribution from net realized gains from security transaction of $1.67 per share and from net income of $.03 per share. The dividends were paid December 18, 1998 to stockholders of record December 10, 1998.

4.  Investment Advisory Fee

Advisory service fee is paid at the annual rate of three-fourths of one percent on the net value of investment assets and is paid at the end of each quarter at the rate of three-sixteenths of one percent of the net value of such assets on the last day of the quarter on which the New York Stock Exchange is open. Maury Wade, Jr., who is president and director of the Fund, received $5300.13 for his services as investment advisor.

5. Supplementary Information

Net asset values and dividends declared per share, for the five years ended December 31, 1998 are as follows:

                                             Dividends Declared
                                             ------------------
                                                         From
                         Net               From       Realized
       Year Ended       Asset              Net         Capital
      December 31,      Value             Income        Gains
      ------------      -----             ------       -------
          1994          29.64              .06             .61
          1995          33.60              .15            2.08
          1996          34.81              .10            3.04
          1997          38.88              .05            2.91
          1998          39.11              .03            1.67